                                                                EXHIBIT 10.9.1

                              NONRECOURSE LOAN AGREEMENT


    THIS NONRECOURSE LOAN AGREEMENT (the "Agreement") is made and entered into as of the 16th day of September, 1992, by and between THE SYSTEM WORKS, INC., a Georgia corporation ("Lender"), and JOHN W. BLEND, III, a Georgia resident ("Borrower").

                                 W I T N E S S E T H:


    WHEREAS, Borrower desires to borrow from Lender, and Lender has agreed to loan to Borrower, the sum of TWO HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($230,000.00) upon the terms and conditions hereinafter set forth;

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the premise, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  I.  GENERAL TERMS

    SECTION 1.1 LOAN. Subject to the terms and conditions contained in this Agreement, Lender agrees to loan to Borrower Two Hundred Thirty Thousand and No/100 Dollars ($230,000.00) (the "Loan"). The Loan shall be evidenced by a Nonrecourse Promissory Note from Borrower in the form of EXHIBIT "A" attached hereto and incorporated herein by reference (the "Note").

    SECTION 1.2    REPAYMENT OF PRINCIPAL; PREPAYMENTS.

    (a) REPAYMENT OF PRINCIPAL. The principal amount of the Loan shall, if not voluntarily or mandatorily prepaid sooner pursuant to the terms of subparagraphs (b) or (c) of this Section 1.2, be due and payable on December 31, 1998.

    (b) VOLUNTARY PREPAYMENTS. Borrower may, at any time and from time to time, without the consent of Lender and without paying any penalty or premium therefor, prepay all or any portion of the outstanding principal of the Loan; provided, however, that Borrower first pay any and all accrued interest on the principal of the Loan.

    (c) MANDATORY PREPAYMENT. Notwithstanding anything herein to the contrary, the outstanding principal balance of the Loan and all accrued interest thereon shall be immediately due and payable: (i) upon any sale or disposition of any of the "Shares" or any exercise of any of the "Options" (as such terms are defined in Section 1.4(a) hereof); or (ii) on the date which is ninety (90) days following the date of any termination of Borrower's employment with Lender for any reason.

    SECTION 1.3    APPLICABLE INTEREST RATE; PAYMENT TERMS.

    (a) INTEREST RATE. The outstanding principal balance of the Loan shall bear interest from the date of advance of the Loan at the rate of Five and 98/100 percent (5.98%) per annum, expressed in simple interest terms and computed on a three hundred sixty-five (365)-day year.

    (b) PAYMENT DATES. Interest on the Loan shall be payable: (i) annually on December 31 of each year during the term of this Agreement, commencing December 31, 1992, or on such earlier date(s) during any such year at the time any "Excess Compensation" (as defined below) is paid to Borrower; and
(ii) at maturity of the Loan, whether by reason of acceleration, payment, prepayment or otherwise (the "Maturity Date").

    (c) PAYMENT OF INTEREST. Lender shall deduct all interest payments as and when due under subsection (b) of this Section 1.3 from any cash compensation paid to Borrower by Lender during any calendar year in excess of his base salary, as reflected in Lender's books and records and as determined by Lender, in its sole discretion, from time to time ("Excess Compensation"); provided, however, if in any calendar year Lender does not pay Borrower any Excess Compensation, or if the amount of any such Excess Compensation is less than the amount of the annual interest payment then due, Borrower shall either: (i) pay such interest payment (or the unpaid portion thereof) directly to Lender from his other available sources of income; or (ii) permit such interest payment (or the unpaid portion thereof) to accrue in an "Interest Deficit Account" with Lender. Any Excess Compensation subsequently paid to Borrower must first be applied to the repayment of any then existing deficit in the Interest Deficit Account before being applied to the offset of any current interest payments. At the Maturity Date, Borrower shall be responsible for the payment in full of any then existing deficit in the Interest Deficit Account.

    SECTION 1.4    SECURITY FOR THE LOAN.

    (a) SECURITY DOCUMENTS. Borrower's obligations and indebtedness to Lender under this Agreement and under the Note (collectively, the "Obligations") shall be secured at all times by:

         (i) that certain Stock Pledge Agreement of even date herewith (the "Pledge Agreement") pursuant to which Borrower granted to Lender a continuing first priority security interest in and to Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares (the "Shares") of Lender's One Cent ($.01) par value Class A common stock (the "Common Stock"); and

         (ii) that certain Collateral Assignment and Agreement of even date herewith (the "Assignment") pursuant to which Borrower collaterally assigned and granted to Lender a continuing first priority security interest in and to Borrower's rights to purchase One Hundred Twelve Thousand Four Hundred Thirty (112,430) shares of Common Stock (the "Options") under that certain Nonqualified Stock Option Agreement, dated as of July 29, 1988, by and between Borrower and Lender.

The Pledge Agreement and the Assignment are sometimes hereinafter referred to together as the "Security Documents," and the Shares and the Options are sometimes hereinafter referred to collectively as the "Collateral."

    (b) USE OF SECURITY BY BORROWER. At the Maturity Date, Borrower may, at his option, transfer to Lender, in full satisfaction of the then outstanding principal balance of the Loan, a portion of the Shares and/or the Options equal in value to such outstanding principal balance of the Loan. The value attributable to each Share shall be the per share price of Common Stock most recently established for such purpose in good faith by Lender's board of directors; provided, however, if at the Maturity Date the Common Stock is publicly traded on an established market, then the value attributable to each Share shall be the average reported market price per share of Common Stock for the thirty (30) consecutive trading days ending on the trading day immediately preceding the Maturity Date. The value attributable to each Option shall be the per share value of Common Stock (determined in accordance with the immediately preceding sentence) less the per share exercise price of the Option. At such time, Borrower must pay in full any and all accrued interest on the principal of the Loan, including any then existing deficit in the Interest Deficit Account.

    SECTION 1.5 DISBURSEMENT OF LOAN; CLOSING. The closing shall be held on the date hereof at the office of Lender's counsel. At closing, the Loan proceeds will be disbursed to Vinings Bank & Trust Company ("VBTC") on behalf of Borrower to reduce certain indebtedness owed by Borrower to VBTC. At closing, Borrower shall execute and deliver to Lender the Note and the Security Documents, together with any other documents required or contemplated by the terms thereof, including, without limitation, such documents as Lender may reasonably request in order to create, perfect or maintain a first priority security interest in the Collateral.

              II.  REPRESENTATIONS AND WARRANTIES OF BORROWER

    Borrower hereby represents and warrants to Lender (which representations and warranties shall survive the delivery of the Note and the making of the
Loan) that:

    SECTION 2.1 INDIVIDUAL CAPACITY. Borrower has the power and capacity to execute, deliver and perform his obligations under this Agreement, the Note and the Security Documents.

    SECTION 2.2 GOOD TITLE. Borrower is the lawful owner of full and marketable title to the Shares and the Options, and the Shares and the Options are free and clear from all liens, pledges, hypothecations, claims, security interests and encumbrances of any kind whatsoever.

                                   III.  COVENANTS

    SECTION 3.1 NOTICE OF DEFAULT. Borrower shall promptly notify Lender in writing upon the occurrence of any Event of Default hereunder.

    SECTION 3.2 FURTHER ASSURANCES. Borrower shall, from time to time hereafter, execute and deliver such additional instruments, certificates and documents, and take all such actions, as Lender shall reasonably request for the purpose of implementing or effectuating the provisions of this Agreement, the Note or the Security Documents.

    SECTION 3.3 SALE AND LIENS. Borrower shall not, directly or indirectly, without the prior written consent of Lender: (i) exercise, transfer or assign any of the Options; (ii) sell, transfer or assign any of the Shares; or (iii) create, assume or permit to exist any lien, pledge, hypothecation, claim, security interest or encumbrance of any kind whatsoever on the Shares or the Options.

    SECTION 3.4 INDEBTEDNESS. Borrower shall not, directly or indirectly, without the prior written consent of Lender, incur, create, assume, become or be liable in any manner with respect to indebtedness for borrowed money in excess of the aggregate amount of $575,000.00 at any time outstanding, including the amount outstanding under the Note.

                                     IV.  DEFAULT

    SECTION 4.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

    (a) Borrower's failure to make any payment of principal or interest when due under the Note or hereunder, subject to the provisions of Section 1.3(c) of this Agreement;

    (b)  a breach by Borrower of any provision of this Agreement;

    (c)  an "Event of Default" under the Pledge Agreement or the Assignment;

    (d) the entry of a decree or order for relief by a court having jurisdiction over Borrower in an involuntary case under federal bankruptcy law, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days;

    (e) the commencement by Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law;

    (f) Borrower becomes insolvent or admits in writing his inability to pay his debts as they mature; or

    (g) Ninety (90) days following the date of any termination of Borrower's employment with Lender for any reason.

    SECTION 4.2 REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, Lender may: (i) terminate all obligations of Lender to Borrower;
(ii) declare the Note, including, without limitation, the outstanding principal amount and all accrued interest thereon, to be immediately due and payable; (iii) exercise any and all of the rights and remedies available to a secured creditor under the Uniform Commercial Code or other applicable law, including, without limitation, the right to sell or otherwise dispose of all or any portion of the Collateral at a public or private sale upon ten (10) days prior notice to Borrower as Lender may deem advisable; and (iv) pursue any remedy available to it under this Agreement, the Note or the Security Documents, or available at law or in equity, all of which shall be cumulative. Notwithstanding anything to the contrary herein or in the Note or the Security Documents, Lender hereby expressly agrees: (i) that Borrower shall be liable for the outstanding principal balance of the Loan only to the full extent of Borrower's interest in and to the Collateral; and (ii) that Lender's remedies following a default in the payment of principal of the Loan shall be limited to the preservation, enforcement and foreclosure of Lender's security interests in the Collateral. With respect to a default in the payment of any accrued interest on the principal of the Loan, Lender shall be entitled to seek and obtain all available remedies and damages, whether existing in law, in equity, hereunder or under the Note or the Security Documents.

                                  V.  MISCELLANEOUS

    SECTION 5.1 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

    SECTION 5.2 WAIVER. Neither the failure nor any delay on the part of any party in exercising any right, power, or privilege granted pursuant to this Agreement, the Note or the Security Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

    SECTION 5.3 MODIFICATION. No modification, amendment or waiver of any provision of this Agreement, the Note or the Security Documents shall be effective unless in writing and signed by the party against whom enforcement of such modification, amendment or waiver is sought.

    SECTION 5.4 NOTICES. All notices and other communications required or authorized to be given under this Agreement shall be in writing and shall be deemed to have been given or submitted: (i) when delivered by hand; or (ii) three (3) days after the date deposited in the mail in registered or certified form, first class, postage prepaid, addressed to a party at the following address, or at such other address as each party may hereafter specify from time to time by notice to the other party.

    If to Borrower:          John W. Blend, III
                             1895 Monticello Court
                             Dunwoody, Georgia  30338


    with a copy to:          Lawrence M. Gold, Esquire
                             Gray, Gilliland & Gold, P.C.
                             Suite 1050 - North Terrace
                             400 Perimeter Center Terrace
                             Atlanta, Georgia  30346


    If to Lender:            The System Works, Inc.
                             1640 Powers Ferry Road
                             Building 11, Suite 100
                             Atlanta, Georgia  30067
                             Attention:  President
    with a copy to:          Robert W. Grout, Esq.
                             Troutman Sanders
                             600 Peachtree Street, N.E.
                             Suite 5200
                             Atlanta, Georgia  30308-2216

    SECTION 5.5 CAPTIONS. The captions of the Sections and other subdivisions of this Agreement are inserted only as a matter of convenience for the parties and shall have no effect on the meaning of the provisions hereof.

    SECTION 5.6 ENTIRETY OF AGREEMENT. This Agreement comprises the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, covenants, conditions or undertakings, oral or written, express or implied, between the parties concerning such subject matter that are not merged herein or superseded hereby, other than the Note and the Security Documents.

    SECTION 5.7 SEVERABILITY. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been included.

    SECTION 5.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute the same agreement; and any signature page from any such counterpart or any electronic facsimile thereof may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

    IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Agreement under seal as of the day and year first above written.

                             "Borrower"


                             /s/ John W. Blend, III    (SEAL)
                             --------------------------
                             John W. Blend, III



                             "Lender"

                             THE SYSTEM WORKS, INC.


                             By: /s/ David P. Welden
                                 --------------------------
                                 Its:  President

                             Attest: /s/ Alice K. Welden
                                     --------------------------
                                     Its:  Secretary

                                     [CORPORATE SEAL]

                                      EXHIBIT "A"

                             NONRECOURSE PROMISSORY NOTE

$230,000.00                                                   September 16, 1992
                                                              Atlanta, Georgia


     FOR VALUE RECEIVED, on or before December 31, 1998 (the "Maturity Date"), the undersigned, JOHN W. BLEND, III, a Georgia resident ("Obligor"), promises to pay to the order of THE SYSTEM WORKS, INC., a Georgia corporation (together with any subsequent holder or transferee hereof, "Holder"), at 640 Powers Ferry Road, Building Eleven, Suite 100, Marietta, Georgia 30067, or at such other place as Holder may from time to time designate in writing, the principal sum of TWO HUNDRED THIRTY THOUSAND AND NO/100 DOLLARS ($230,000.00), together with accrued interest on so much thereof as from time to time shall be outstanding and unpaid, accruing on and after the date hereof at the rate of Five and 98/100 percent (5.98%) per annum, expressed in simple interest terms and computed on a three hundred sixty-five (365)-day year.

     Interest payments hereunder shall be due and payable annually on December 31 of each year, commencing December 31, 1992, or on such earlier date(s) during any such year as provided in Section 1.3(b) of that certain Nonrecourse Loan Agreement of even date herewith by and between Obligor and Holder (the "Loan Agreement"), in accordance with the terms and conditions set forth in Section 1.3(c) of the Loan Agreement. Notwithstanding anything to the contrary herein or in the Loan Agreement, the outstanding principal balance hereof and all accrued interest thereon must be paid in full no later than the Maturity Date.

     Obligor may be required to prepay the outstanding principal balance hereof, together with all accrued interest thereon, in accordance with the terms and conditions set forth in Section 1.2(c) of the Loan Agreement. Obligor shall also be entitled, at any time and from time to time, without the consent of Holder and without paying any penalty or premium therefor, to prepay all or any portion of the outstanding principal balance hereof, together with all accrued interest thereon.

     As collateral security for its payment obligations hereunder and under the Loan Agreement, Obligor has: (i) pledged Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares (the "Shares") of Holder's One Cent ($.01) par value Class A common stock (the "Common Stock") pursuant to that certain Stock Pledge Agreement of even date herewith by and between Obligor and Holder, a copy of which is attached hereto as EXHIBIT "A" and incorporated herein by reference (the "Pledge Agreement"); and (ii) assigned his rights, arising under that certain Nonqualified Stock Option Agreement, dated as of July 29, 1988, by and between Obligor and Holder, to acquire One Hundred Twelve Thousand Four Hundred Thirty (112,430) shares of Common Stock (the "Options") pursuant to that certain Collateral Assignment and Agreement of even date herewith by and between Obligor and Holder, a copy of which is attached hereto as EXHIBIT "B" and incorporated herein by reference (the "Assignment").

     Upon the occurrence of an "Event of Default" under the Loan Agreement, the Pledge Agreement or the Assignment, Holder shall have the right to declare the entire outstanding principal balance hereof and all accrued interest thereon to be immediately due and payable. Notwithstanding anything to the contrary herein or in the Loan Agreement, the Pledge Agreement or the Assignment, Holder hereby expressly agrees: (i) that Obligor shall be liable for the outstanding principal balance hereof only to the full extent of Obligor's interest in and to the Shares and the Options; and (ii) that Holder's remedies for a default in the payment of principal hereunder shall be limited to the preservation, enforcement and foreclosure of Holder's security interests in the Shares and the Options. With respect to a default in the payment of any accrued interest hereunder, Holder shall be entitled to seek and obtain all available remedies and damages, whether existing in law, in equity, hereunder or under the Loan Agreement, the Pledge Agreement or the Assignment.

     No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Note. Waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     This Note shall be governed by and construed in accordance with the laws of the State of Georgia and shall be binding upon Obligor, and inure to the benefit of Holder, and their permitted heirs, successors and assignees.

     Time is of the essence in the payment and performance of this Note. Obligor waives presentment, demand for payment, notice of dishonor, notice of protest, protest, and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the day and year first above written.

                              "Obligor"


                                                        (SEAL)
                              --------------------------
                              John W. Blend, III


                                          2